Exhibit 4.1

[FACE OF CERTIFICATE]

NUMBER		SHARES
	QNERGY INC.	ISIN:

COMMON STOCK		SEE REVERSE FOR CERTAIN
DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY that is the owner of

FULLY AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

QNERGY INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

[SIGNATURE] CHIEF FINANCIAL OFFICER	[SIGNATURE]| CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: [  ] TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT -______ Custodian______
(Cust) (Minor)
TEN ENT — as tenants by the entireties
under Uniform Gifts to Minors Act____________
JT TEN — as joint tenants with right of survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________

_______________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:____________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.